UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Legg Mason Partners Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners

Large Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Large Cap Value Fund

Semi-Annual Report  •  June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital with current income as a secondary objective.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Legg Mason Partners Large Cap Value Fund         I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and -0.32%, respectively, over the reporting period.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners Large Cap Value Fund, excluding sales charges, returned 4.74%. In comparison, the Fund’s unmanaged benchmarks, the Russell 1000 Value Indexx, the S&P 500 Index and the S&P 500/Citigroup Value Indexxi, returned 6.56%, 2.71% and 6.52%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 increased 4.52% over the same time frame.

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months

Large Cap Value Fund — Class A Shares	4.74%

Russell 1000 Value Index	6.56%

S&P 500 Index	2.71%

S&P 500/Citigroup Value Index	6.52%

Lipper Large-Cap Value Funds Category Average	4.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 4.35%, Class C shares returned 4.37% and Class Y shares returned 4.89% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 508 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Large Cap Value Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Salomon Brothers Investors Value Fund Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

The Fund was formerly known as Smith Barney Large Cap Value Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

Legg Mason Partners Large Cap Value Fund         III

regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

IV         Legg Mason Partners Large Cap Value Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The S&P 500/Citigroup Value Index is an index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500 Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on a number of factors. Until December 16, 2005, when Standard & Poor’s changed both the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index.

Legg Mason Partners Large Cap Value Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	4.74%	$1,000.00	$1,047.40	0.85%	$4.31

Class B	4.35	1,000.00	1,043.50	1.67	8.46

Class C	4.37	1,000.00	1,043.70	1.60	8.11

Class Y	4.89	1,000.00	1,048.90	0.59	3.00

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.58	0.85%	$4.26

Class B	5.00	1,000.00	1,016.51	1.67	8.35

Class C	5.00	1,000.00	1,016.86	1.60	8.00

Class Y	5.00	1,000.00	1,021.87	0.59	2.96

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS LARGE CAP VALUE FUND

Shares	Security	Value

COMMON STOCKS — 95.7%
CONSUMER DISCRETIONARY — 12.4%
Hotels, Restaurants & Leisure — 1.8%
452,700	McDonald’s Corp.	$15,210,720

Household Durables — 1.1%
355,100	Newell Rubbermaid Inc.	9,172,233

Media — 7.2%
287,500	EchoStar Communications Corp., Class A Shares*	8,857,875
28,623	Liberty Global Inc., Series A Shares*	615,395
52,686	Liberty Global Inc., Series C Shares*	1,083,751
58,875	Liberty Media Holding Corp. — Capital Group, Series A Shares*	4,931,959
294,375	Liberty Media Holding Corp. — Interactive Group, Series A Shares*	5,080,912
1,063,000	News Corp., Class B Shares	21,451,340
309,600	SES Global SA, FDR	4,411,192
809,700	Time Warner Inc.	14,007,810

	Total Media	60,440,234

Multiline Retail — 0.9%
151,300	Target Corp.	7,394,031

Specialty Retail — 1.4%
334,900	Home Depot Inc.	11,986,071

	TOTAL CONSUMER DISCRETIONARY	104,203,289

CONSUMER STAPLES — 9.0%
Food & Staples Retailing — 4.0%
816,700	Kroger Co.	17,853,062
324,800	Wal-Mart Stores Inc.	15,645,616

	Total Food & Staples Retailing	33,498,678

Household Products — 1.7%
229,800	Kimberly-Clark Corp.	14,178,660

Tobacco — 3.3%
378,000	Altria Group Inc.	27,756,540

	TOTAL CONSUMER STAPLES	75,433,878

ENERGY — 8.5%
Energy Equipment & Services — 2.4%
230,500	GlobalSantaFe Corp.	13,311,375
93,300	Halliburton Co.	6,923,793

	Total Energy Equipment & Services	20,235,168

Oil, Gas & Consumable Fuels — 6.1%
104,800	Marathon Oil Corp.	8,729,840
138,700	Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	9,290,126
131,300	Suncor Energy Inc.	10,636,613
337,600	Total SA, Sponsored ADR	22,119,552

	Total Oil, Gas & Consumable Fuels	50,776,131

	TOTAL ENERGY	71,011,299

See Notes to Financial Statements.

4         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

FINANCIALS — 29.6%
Capital Markets — 5.0%
243,400	Bank of New York Co. Inc.	$7,837,480
88,100	Goldman Sachs Group Inc.	13,252,883
299,700	Merrill Lynch & Co. Inc.	20,847,132

	Total Capital Markets	41,937,495

Commercial Banks — 3.4%
173,600	Wachovia Corp.	9,388,288
292,300	Wells Fargo & Co.	19,607,484

	Total Commercial Banks	28,995,772

Consumer Finance — 4.5%
326,700	American Express Co.	17,386,974
234,700	Capital One Financial Corp.	20,055,115

	Total Consumer Finance	37,442,089

Diversified Financial Services — 4.2%
347,200	Bank of America Corp.	16,700,320
441,200	JPMorgan Chase & Co.	18,530,400

	Total Diversified Financial Services	35,230,720

Insurance — 9.2%
220,700	AFLAC Inc.	10,229,445
243,300	American International Group Inc.	14,366,865
269,200	Chubb Corp.	13,433,080
468,500	Loews Corp.	16,608,325
381,400	Marsh & McLennan Cos. Inc.	10,255,846
279,500	St. Paul Travelers Cos. Inc.	12,460,110

	Total Insurance	77,353,671

Thrifts & Mortgage Finance — 3.3%
208,800	Freddie Mac	11,903,688
214,200	Golden West Financial Corp.	15,893,640

	Total Thrifts & Mortgage Finance	27,797,328

	TOTAL FINANCIALS	248,757,075

HEALTH CARE — 10.1%
Health Care Providers & Services — 3.1%
269,900	UnitedHealth Group Inc.	12,086,122
196,000	WellPoint Inc.*	14,262,920

	Total Health Care Providers & Services	26,349,042

Pharmaceuticals — 7.0%
260,600	Abbott Laboratories	11,364,766
135,200	Johnson & Johnson	8,101,184
236,900	Novartis AG, Sponsored ADR	12,773,648
525,000	Pfizer Inc.	12,321,750
288,500	Sanofi-Aventis, ADR	14,049,950

	Total Pharmaceuticals	58,611,298

	TOTAL HEALTH CARE	84,960,340

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

INDUSTRIALS — 9.8%
Aerospace & Defense — 4.8%
205,100	Boeing Co.	$16,799,741
194,400	Raytheon Co.	8,664,408
228,100	United Technologies Corp.	14,466,102

	Total Aerospace & Defense	39,930,251

Building Products — 1.0%
291,400	Masco Corp.	8,637,096

Commercial Services & Supplies — 1.2%
169,500	Avery Dennison Corp.	9,841,170

Industrial Conglomerates — 1.8%
163,700	Textron Inc.	15,089,866

Machinery — 1.0%
108,100	Parker Hannifin Corp.	8,388,560

	TOTAL INDUSTRIALS	81,886,943

INFORMATION TECHNOLOGY — 3.4%
Communications Equipment — 1.5%
640,600	Nokia Oyj, Sponsored ADR	12,978,556

Computers & Peripherals — 1.0%
106,600	International Business Machines Corp.	8,189,012

Software — 0.9%
329,400	Microsoft Corp.	7,675,020

	TOTAL INFORMATION TECHNOLOGY	28,842,588

MATERIALS — 2.6%
Chemicals — 2.6%
134,600	Air Products & Chemicals Inc.	8,603,632
323,700	E.I. du Pont de Nemours & Co.	13,465,920

	TOTAL MATERIALS	22,069,552

TELECOMMUNICATION SERVICES — 7.9%
Diversified Telecommunication Services — 3.3%
673,643	AT&T Inc.	18,787,903
213,425	Embarq Corp.*	8,748,291

	Total Diversified Telecommunication Services	27,536,194

Wireless Telecommunication Services — 4.6%
261,300	ALLTEL Corp.	16,678,779
1,122,809	Sprint Nextel Corp.	22,444,952

	Total Wireless Telecommunication Services	39,123,731

	TOTAL TELECOMMUNICATION SERVICES	66,659,925

UTILITIES — 2.4%
Multi-Utilities — 2.4%
448,000	Sempra Energy	20,375,040

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $652,416,545)	804,199,929

See Notes to Financial Statements.

6         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 4.2%
Repurchase Agreement — 4.2%
$35,211,000	Interest in $457,185,000 joint tri-party repurchase agreement dated 6/30/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.200% due 7/3/06; Proceeds at maturity — $35,226,258; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $35,915,263) (Cost — $35,211,000)	$35,211,000

	TOTAL INVESTMENTS — 99.9% (Cost — $687,627,545#)	839,410,929
	Other Assets in Excess of Liabilities — 0.1%	777,469

	TOTAL NET ASSETS — 100.0%	$840,188,398

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Fiduciary Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         7

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $687,627,545)	$839,410,929
Foreign currency, at value (Cost — $127,850)	133,781
Cash	10
Receivable for securities sold	2,168,501
Dividends and interest receivable	1,193,129
Receivable for Fund shares sold	50,637
Prepaid expenses	25,898

Total Assets	842,982,885

LIABILITIES:
Distributions payable	1,733,237
Payable for Fund shares repurchased	496,957
Investment management fee payable	397,440
Distribution fees payable	79,331
Deferred compensation payable	24,907
Directors’ fees payable	353
Accrued expenses	62,262

Total Liabilities	2,794,487

Total Net Assets	$840,188,398

NET ASSETS:
Par value (Note 6)	$484,055
Paid-in capital in excess of par value	659,168,942
Undistributed net investment income	212,017
Accumulated net realized gain on investments and foreign currency transactions	28,533,647
Net unrealized appreciation on investments and foreign currencies	151,789,737

Total Net Assets	$840,188,398

Shares Outstanding:
Class A	21,140,696

Class B	1,815,800

Class C	4,187,770

Class Y	21,261,204

Net Asset Value:
Class A (and redemption price)	$17.37

Class B *	$17.31

Class C *	$17.31

Class Y (and redemption price)	$17.36

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$18.28

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$8,447,509
Interest	719,471
Less: Foreign taxes withheld	(221,124)

Total Investment Income	8,945,856

EXPENSES:
Investment management fee (Note 2)	2,515,487
Distribution fees (Note 4)	1,024,854
Transfer agent fees (Note 4)	101,350
Shareholder reports (Note 4)	28,183
Registration fees	25,686
Legal fees	13,572
Audit and tax	11,803
Insurance	9,544
Directors’ fees	6,050
Custody fees	5,980
Miscellaneous expenses	3,170

Total Expenses	3,745,679
Less: Fee waivers and/or expense reimbursements (Notes 2, 4 and 8)	(114,768)

Net Expenses	3,630,911

Net Investment Income	5,314,945

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	31,611,258
Foreign currency transactions	427

Net Realized Gain	31,611,685

Change in Net Unrealized Appreciation/Depreciation From:
Investments	4,669,250
Foreign currencies	6,783

Change in Net Unrealized Appreciation/Depreciation	4,676,033

Net Gain on Investments and Foreign Currency Transactions	36,287,718

Increase in Net Assets From Operations	$41,602,663

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         9

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$5,314,945	$9,325,266
Net realized gain	31,611,685	29,433,222
Change in net unrealized appreciation/depreciation	4,676,033	13,135,129

Increase in Net Assets From Operations	41,602,663	51,893,617

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,080,586)	(9,070,901)
Net realized gains	—	(8,750,944)

Decrease in Net Assets From Distributions to Shareholders	(5,080,586)	(17,821,845)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	6,088,402	198,993,919
Reinvestment of distributions	1,995,322	8,173,097
Cost of shares repurchased	(84,644,884)	(149,202,389)

Increase (Decrease) in Net Assets From Fund Share Transactions	(76,561,160)	57,964,627

Increase (Decrease) in Net Assets	(40,039,083)	92,036,399
NET ASSETS:
Beginning of period	880,227,481	788,191,082

End of period*	$840,188,398	$880,227,481

* Includes undistributed (overdistributed) net investment income of:	$212,017	$(22,342)

See Notes to Financial Statements.

10         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$16.68		$16.06	$14.77		$11.52	$15.86	$17.59

Income (Loss) From Operations:
Net investment income	0.10		0.18	0.21		0.17	0.19	0.18
Net realized and unrealized gain (loss)	0.69		0.78	1.30		3.26	(4.34)	(1.73)

Total Income (Loss) From Operations	0.79		0.96	1.51		3.43	(4.15)	(1.55)

Less Distributions From:
Net investment income	(0.10)		(0.17)	(0.22)		(0.18)	(0.19)	(0.18)
Net realized gains	—		(0.17)	—		—	—	—

Total Distributions	(0.10)		(0.34)	(0.22)		(0.18)	(0.19)	(0.18)

Net Asset Value, End of Period	$17.37		$16.68	$16.06		$14.77	$11.52	$15.86

Total Return(3)	4.74%		6.03%	10.26%		30.05%	(26.27)%	(8.81)%

Net Assets, End of Period (millions)	$367		$380	$418		$423	$363	$596

Ratios to Average Net Assets:
Gross expenses	0.89	%(4)	0.95%	0.94%		0.94%	0.94%	0.89%
Net expenses	0.85	(4)(5)(6)	0.88 (5)	0.92	(5)(6)	0.94	0.94	0.89
Net investment income	1.21	(4)	1.13	1.37		1.38	1.41	1.11

Portfolio Turnover Rate	13%		55%	42%		47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The distributor reimbursed a portion of its fees.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         11

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.62		$16.02	$14.74	$11.49	$15.82	$17.53

Income (Loss) From Operations:
Net investment income	0.03		0.04	0.08	0.07	0.08	0.04
Net realized and unrealized gain (loss)	0.69		0.77	1.29	3.26	(4.34)	(1.71)

Total Income (Loss) From Operations	0.72		0.81	1.37	3.33	(4.26)	(1.67)

Less Distributions From:
Net investment income	(0.03)		(0.04)	(0.09)	(0.08)	(0.07)	(0.04)
Net realized gains	—		(0.17)	—	—	—	—

Total Distributions	(0.03)		(0.21)	(0.09)	(0.08)	(0.07)	(0.04)

Net Asset Value, End of Period	$17.31		$16.62	$16.02	$14.74	$11.49	$15.82

Total Return(3)	4.35%		5.04%	9.29%	29.08%	(26.92)%	(9.55)%

Net Assets, End of Period (millions)	$31		$38	$50	$56	$53	$88

Ratios to Average Net Assets:
Gross expenses	1.72	%(4)	1.79%	1.77%	1.77%	1.76%	1.74%
Net expenses	1.67	(4)(5)	1.79	1.75 (5)	1.77	1.76	1.74
Net investment income	0.37	(4)	0.22	0.53	0.55	0.59	0.26

Portfolio Turnover Rate	13%		55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.62		$16.02	$14.74	$11.50	$15.83	$17.55

Income (Loss) From Operations:
Net investment income	0.04		0.04	0.09	0.07	0.08	0.05
Net realized and unrealized gain (loss)	0.69		0.78	1.29	3.25	(4.33)	(1.73)

Total Income (Loss) From Operations	0.73		0.82	1.38	3.32	(4.25)	(1.68)

Less Distributions From:
Net investment income	(0.04)		(0.05)	(0.10)	(0.08)	(0.08)	(0.04)
Net realized gains	—		(0.17)	—	—	—	—

Total Distributions	(0.04)		(0.22)	(0.10)	(0.08)	(0.08)	(0.04)

Net Asset Value, End of Period	$17.31		$16.62	$16.02	$14.74	$11.50	$15.83

Total Return(3)	4.37%		5.12%	9.40%	29.01%	(26.88)%	(9.57)%

Net Assets, End of Period (millions)	$73		$80	$103	$93	$63	$101

Ratios to Average Net Assets:
Gross expenses	1.65	%(4)	1.74%	1.73%	1.74%	1.75%	1.71%
Net expenses	1.60	(4)(5)	1.74	1.70 (5)	1.74	1.75	1.71
Net investment income	0.46	(4)	0.27	0.59	0.57	0.60	0.29

Portfolio Turnover Rate	13%		55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.67		$16.05	$14.77	$11.52	$15.86	$17.60

Income (Loss) From Operations:
Net investment income	0.13		0.23	0.26	0.21	0.24	0.23
Net realized and unrealized gain (loss)	0.68		0.78	1.29	3.27	(4.35)	(1.73)

Total Income (Loss) From Operations	0.81		1.01	1.55	3.48	(4.11)	(1.50)

Less Distributions From:
Net investment income	(0.12)		(0.22)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized gains	—		(0.17)	—	—	—	—

Total Distributions	(0.12)		(0.39)	(0.27)	(0.23)	(0.23)	(0.24)

Net Asset Value, End of Period	$17.36		$16.67	$16.05	$14.77	$11.52	$15.86

Total Return(3)	4.89%		6.34%	10.56%	30.53%	(26.02)%	(8.55)%

Net Assets, End of Period (millions)	$369		$382	$217	$179	$138	$240

Ratios to Average Net Assets:
Gross expenses	0.60	%(4)	0.61%	0.61%	0.61%	0.59%	0.58%
Net expenses	0.59	(4)(5)	0.61	0.58 (5)	0.61	0.59	0.58
Net investment income	1.47	(4)	1.43	1.76	1.71	1.75	1.41

Portfolio Turnover Rate	13%		55%	42%	47%	122%	25%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Large Cap Value Fund (formerly known as Smith Barney Large Cap Value Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

16         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.600%

Next $500 million	0.550%

Over $1 billion	0.500%

During the six months ended June 30, 2006, SBFM waived a portion of its investment management fee in the amount of $80,136. In addition, during the six months ended June 30, 2006, the Fund was reimbursed for expenses in the amount of $19,377.

Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2006, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2006, there were no CDSCs paid to LMIS and its affiliates.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2006, the Fund had accrued $24,907 as deferred compensation payable.

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$112,794,280

Sales	182,377,748

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$160,979,306
Gross unrealized depreciation	(9,195,922)

Net unrealized appreciation	$151,783,384

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$468,923	$69,624	$16,444
Class B	173,161	15,511	5,877
Class C	382,770	16,172	5,806
Class Y	—	43	56

Total	$1,024,854	$101,350	$28,183

LMIS and CGM have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS and CGM in performing their services under the distribution plan. During the six months ended June 30, 2006, the Fund was reimbursed $15,255.

18         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class A	$2,153,816	$4,132,575
Class B	60,597	97,388
Class C	153,622	273,846
Class Y	2,712,551	4,567,092

Total	$5,080,586	$9,070,901

Net Realized Gains
Class A	$—	$3,764,330
Class B	—	374,227
Class C	—	801,478
Class Y	—	3,810,909

Total	$—	$8,750,944

6.	Capital Shares

At June 30, 2006, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	293,503	$5,102,854	542,314	$8,709,937
Shares issued on reinvestment	103,641	1,804,071	411,112	6,743,624
Shares repurchased	(2,039,442)	(35,313,536)	(4,214,475)	(67,970,457)

Net Decrease	(1,642,298)	$(28,406,611)	(3,261,049)	$(52,516,896)

Class B
Shares sold	22,205	$384,054	87,894	$1,400,578
Shares issued on reinvestment	3,171	54,951	26,197	432,121
Shares repurchased	(466,658)	(8,076,710)	(981,216)	(15,713,270)

Net Decrease	(441,282)	$(7,637,705)	(867,125)	$(13,880,571)

Class C
Shares sold	34,899	$601,494	169,264	$2,690,037
Shares issued on reinvestment	7,864	136,300	60,511	997,352
Shares repurchased	(694,029)	(11,971,336)	(1,798,695)	(28,756,801)

Net Decrease	(651,266)	$(11,233,542)	(1,568,920)	$(25,069,412)

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class Y
Shares sold	—	$—	11,672,789	$186,193,367
Shares repurchased	(1,671,330)	(29,283,302)	(2,277,999)	(36,761,861)

Net Increase (Decrease)	(1,671,330)	$(29,283,302)	9,394,790	$149,431,506

7.	Capital Loss Carryforward

During the taxable year ended December 31, 2005, the Fund utilized $21,931,560 of its capital loss carryover available from prior years.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

20         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Large Cap Value Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as

22         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by Salomon Brothers Investors Value Fund Inc (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to Fund shareholders later in 2006. If Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be

Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

24         Legg Mason Partners Large Cap Value Fund 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person in June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM North America, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners Large Cap Value Fund          25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

26         Legg Mason Partners Large Cap Value Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Large Cap Value Fund          27

Legg Mason Partners

Large Cap Value Fund

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC Member NASD, SIPC

FD0628 8/06	SR06-103

Legg Mason Partners

Large Cap Value Fund

The Fund is a separate investment fund of the Legg Mason Partners Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS LARGE CAP VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Funds, Inc. — Smith Barney Large Cap Value Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Legg Mason Partners Funds, Inc.

Date: September 7, 2006